SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2013

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

(512) 837-7100
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Effective January 1, 2012, Citizens Inc. (the “Company”) retrospectively adopted Accounting Standards Update (“ASU”) 2010-26 and ASU 2011-05.  ASU 2010-26 provides guidance with respect to which costs relating to issuing or renewing insurance contracts (“acquisition costs”) may be deferred.  The guidance in ASU 2010-26 specifies that an acquisition cost must be directly related to the successful acquisition (or renewal) of an insurance contract in order to be deferred.  ASU 2011-5 provides guidance with respect to the presentation of comprehensive income in financial statements.  As a result of the Company’s retrospective adoption of ASU 2010-26 and AU 2011-5, its financial statements for prior periods were adjusted to reflect the guidance with respect to deferred acquisition costs and the presentation of comprehensive income.

The Company is filing this Current Report on Form 8-K  solely to update the financial information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”) that is required to be adjusted as a result of the retrospective adoption of ASU 2010-26 and ASU 2011-5.  The adjusted financial information is contained in the Exhibit 99.1 items within the 2011 Form 10-K set forth below.  Except for these adjustments, no other information in the 2011 Form 10-K is being updated in this Current Report on Form 8-K, including Exhibit 99.1 hereto, for events or developments subsequent to the date of the filing of the 2011 Form 10-K.  Consequently, all such other information in the 2011 Form 10-K is provided as of the date of the filing of the 2011 Form 10-K and should be read in conjunction with the Company’s filings with the SEC subsequent to the filing date of the 2011 10-K, including amendments to such filings, if any.

● Item 1 –	Business
● Item 6 –	Selected Financial Data
● Item 7 –	Management’s Discussion and Analysis of Financial Condition and Results of Operations
● Item 8 –	Financial Statements and Supplementary Data
● Item 15 –	Exhibits and Financial Statement Schedules

The supplemental information to update the 2011 Form 10-K, adjusted retrospectively as described above, is included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit Description

23	Consent of independent registered public accounting firm.
99.1	Supplemental information to update Citizens Inc. Annual Report on Form 10-K for the year ended December 31, 2011.
101
Financial information from the Company’s Form 10-K for the year ended December 31 2011, formatted in XBRL (Extensible Business Reporting Language): Consolidated Statements of Financial Position, Consolidated Statements of Comprehensive Income, Consolidated Statements of Changes in Equity and Comprehensive Income, Consolidated Statements of Cash Flows, Notes to Consolidated Financial Statements and Financial Statement Schedules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

	By:	/s/ Rick D. Riley
Rick D. Riley, Vice Chairman and President

Date: January 9, 2013